Exhibit 99.2

Investor Presentation May 2014 399 Park Avenue, 18 th Floor, New York, NY 10022 | 212.547.2600 | nrfc.com

1 Safe Harbor This presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, or Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , as amended, or Exchange Act, including statements about future results, projected yields, rates of return and performance, projected cash available for distribution, projected cash from any single source of investment or fee stream, projected expenses, expected and weighted average return on equity, market and industry trends, investment opportunities, business conditions and other matters, including, among other things : our ability to complete the spin - off of our asset management business, which we announced we are exploring on December 10 , 2013 ; the risks relating to the spin - off of our asset management business and operating our existing company and our asset management business as separate companies ; including the risks associated with our obligations under the asset management agreement we will enter into in connection with the spin - off ; our ability to realize the benefits of the spin - off, including the taxation of the asset management business as a stand - alone company ; the growth prospects of our business, including our asset management business ; our future cash available for distribution ; the scalability of our investment platform ; our ability to close on our recent commitment to acquire a $ 996 million hotel portfolio, to complete the equity investment in Aerium Group (“Aerium”) or to complete the common and preferred investments in a $ 406 million industrial portfolio (the “Industrial Portfolio”), (all of which are referenced in this presentation) on the terms contemplated or at all ; our ability to realize the benefits of our investment in the Industrial Portfolio or our relationship with Aerium, including our ability to source and consummate investment opportunities internationally ; the size and timing of offerings or capital raises and actual management fee income derived from the non - traded REITs we sponsor and advise ; the ability to opportunistically participate in commercial real estate re - financings ; the ability to capitalize on attractive investment opportunities ; our ability to realize the projections related to cash available for distribution and underlying assumptions ; the projected returns on, and cash earned from, investments, including investments funded by drawings from our credit facilities and securities offerings and equity and debt capital . Forward - looking statements are generally identifiable by use of forward - looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “hypothetical,” “continue,” “future” or other similar words or expressions . All forward - looking statements included in this presentation are based upon information available to the Northstar Realty Finance Corp . (the “Company”) on the date hereof and the Company is under no duty to update any of the forward - looking statements after the date of this presentation to conform these statements to actual results . The forward - looking statements involve a number of significant risks and uncertainties . Factors that could have a material adverse effect on the Company’s operations and future prospects are set forth in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2013 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2014 , including the sections entitled “Risk Factors” . The factors set forth in the Risk Factors sections and otherwise described in the Company’s filings with SEC could cause the Company’s actual results to differ significantly from those contained in any forward - looking statement contained in this presentation . The Company does not guarantee that the assumptions underlying such forward - looking statements are free from errors . Unless otherwise stated, historical financial information and per share and other data is as of March 31 , 2014 . This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company . The endnotes herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the endnotes .

Overview of NorthStar Realty Finance (1) 2 □ Premier diversified commercial real estate investment and asset management company with $12 billion of commercial real estate assets under management ▪ Broad, scalable and sophisticated commercial real estate platform (currently 160 employees) ▪ Consistently paid a common dividend every quarter since inception ▪ $2.7 billion of committed commercial real estate ("CRE") investments year - to - date 2014 □ Diversification across a broad spectrum of commercial real estate investments ▪ Real Estate Portfolio: healthcare , manufactured housing , hotel, industrial, office and retail net lease and multifamily ▪ Opportunistic CRE Investments : real estate private equity interests and CDO bond repurchases ▪ Loan Originations: senior and mezzanine with match - funded financing □ Announced spin - off of asset management business into a separate publicly traded company, NorthStar Asset Management Group Inc. (“NSAM”)

-10% 0% 10% 20% Commercial Mortgage REITs S&P 500 MSCI U.S. REIT Index (RMS) NRF 50 100 150 200 250 300 350 400 450 500 550 Jun-11 Jan-12 Aug-12 Mar-13 Oct-13 Apr-14 Index Value NRF Commercial Mortgage REITs S&P 500 RMS 3 NRF Consistent Outperformance (2) 0.10 0.125 0.135 0.15 0.16 0.17 0.18 0.19 0.20 0.21 0.25 0.25 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Total Return Outperformance NRF (IPO October 2004) through April 2014 June 2011 through April 2014 Strong Dividend Growth Compounded Annual Total Return

NorthStar Realty Finance (“NRF ") announced plans to spin - off its asset management business into a separate publicly traded asset manager, NSAM, in a tax - free transaction ▪ NSAM will enter into an initial 20 - year contract to manage NRF ▪ Automatically renewable and only terminable for “cause” ▪ NSAM will manage non - traded REITs, own broker dealer and special servicer ▪ Transaction maintains full alignment of shareholder interests through receipt of pro - rata distribution of shares in NSAM 4 Overview of Asset Management Spin - Off Pro Forma Structure : Unlocking Platform Value Contract / Fees Diversified CRE Investments Non - Traded REITs and Other NRF NorthStar Asset Management Current NRF Shareholders Current NRF Shareholders Management Ownership Ownership Ownership Current Structure : Internally Managed REIT Diversified CRE Investments NRF Current NRF Shareholders Non - Traded REITs and Other Ownership Management Contracts / Fees Ownership Management Contracts / Fees Shareholders own manager!

5 Overview of Asset Management Spin - Off Asset Management Business Diversified CRE Investments Spinoff x Leading investor in diversified commercial real estate assets x Proven ability to grow existing business through a diligent investment strategy driving attractive returns to shareholders x Strong asset growth with dependable cash flows and liquidity x Attractive current income through dividend yield with upside from embedded real estate asset value x Proven track record of investing across a variety of real estate sectors and capital structures x Significant insider ownership x NSAM expected to establish itself as a leading asset manager with a long - term management contract with NRF and a rapidly growing non - traded REIT platform x Attractive and high - growth alternative asset class x Scalable operating platform with limited capital needs x Proven track record in managing and growing NRF platform x Growth prospects and expansion opportunities x High margin business and multiple, long - term recurring revenue streams Separation of NRF into a publicly traded asset manager and an externally advised REIT represents a fully aligned, long - term opportunity to unlock value for NRF shareholders

Annual Base Management Fee - Calculated through May 22, 2014 : Plus, after May 22, 2014: Annual base fee equal to 1.5% of the cumulative “equity” issued by NRF □ NSAM will earn an incentive fee over return hurdles based on cash available for distribution ("CAD") per share at NRF, as follows : ▪ 15% incentive fee payable when CAD exceeds $0.195 per share ($0.78 per share annualized) ▪ 25% incentive fee payable when CAD exceeds $0.225 per share ($0.90 per share annualized ) □ In addition, NSAM will be entitled to incentive fees related to NRF’s healthcare investments in connection with partnership with Jay Flaherty 6 NRF Asset Management Contract (3) ($ in millions ) Annual Amount Initial base fee $ 100 + 1.5 % of common equity issued in December 2013 & May 2014 17 + 1.5% of preferred equity issued in May 2014 4 + 1.5 % of common equity issued from conversions of exchangeable notes subsequent to December 10, 2013 7 + RXR Realty (minimum annual amount) 10 + Aerium GP Interest (minimum annual amount) 10 Total Initial Annual Base Management Fee $ 148

7 Non - Traded REIT Asset Management Contract (4) NorthStar Income NorthStar Healthcare NorthStar Income II Total Equity Offering Amount $1.1 billion $1.1 billion $1.65 billion Asset Management and Other Fees: Asset Management Fees 1.25% of Gross Assets 1.00% of Gross Assets 1.25% of Gross Assets Acquisition Fees 1.00% of Investments 1.00% of Investments (2.25% for Real Estate Properties) 1.00% of Investments Disposition Fees 1.00% of Sales Price 1.00% of Sales Price (2.00% for Real Estate Properties) 1.00% of Sales Price Incentive Payments 15% of net cash flows after an 8% return 15% of net cash flows after a 6.75% return 15% of net cash flows after a 7% return Expense Reimbursement: Operating costs Greater of 2.0% of average invested assets or 25.0% of net income (net of 1.25% asset management fee) Greater of 2.0% of average invested assets or 25.0% of net income (net of 1.00% asset management fee) Greater of 2.0% of average invested assets or 25.0% of net income (net of 1.25% asset management fee) * On March 31, 2014, NorthStar/RXR New York Metro confidentially submitted a registration statement on Form S - 11 to the SEC, seeking to raise $2.0 billion in a public offering of common stock for a public, non - traded corporation that intends to qualify as a REIT and is co - sponsored by NSAM and RXR Realty. The pub lic offering period is expected to commence upon its registration statement being declared effective with the SEC. This information does not constitute an offer of any securities for sale.

$1 billion $0.35 - $0.37 $2 billion $0.38 - $0.40 $3 billion $0.41 - $0.43 NSAM 8 NSAM Post - Spin 2014 Annualized Projected CAD (5) CAD/Share of $0.32 - $0.34 Post - spin 2014 annualized CAD e xcluding potential i ncentive fees and with NO "equity" issued at NRF following May 22, 2014 ASSET MANAGEMENT Hypothetical Post - Spin NRF “Equity” Issuance Hypothetical Resulting CAD/Share * CAD per share amounts based on 395 million fully diluted shares outstanding, which (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as - converte d basis. Potential Incentive Fees Initial $ 100 million of cash from spin - off and substantial free cash flow ▪ Investments ▪ Stock Repurchases ▪ Dividends

Fees: Contract Duration: P/E Multiples: Incentive 15 - year initial term >35.0x Incentive Permanent 35.2x Real Estate Asset Managers Fees: Contract Duration: P/E Multiples: Base (typically no incentive fees on traditional asset classes) High volatility (Mutual Funds: daily liquidity, Managed Accounts: monthly/quarterly liquidity) 18.0x Base + Incentive Finite fund life 22.9x Small Traditional Asset Managers NorthStar Asset Management NorthStar Asset Management Comparable (6) 9 Altisource Asset Management Management of Public Co. represents primary asset contract MLP GPs Similar Structure Similar Fee Composition

0x 10x 20x 30x 40x Asset Managers Average Earnings Multiples $9.14 $11.55 10 NSAM Value Proposition (7) Asset Managers Hypothetical implied share price assuming post - spin 2014 annualized projected CAD per share for NSAM of $0.33 NSAM will be a leading asset management company with substantial growth potential Longer Duration (Permanent Life Vehicles) Shorter Duration (Finite Life Vehicles) NSAM Structure Real Estate & Traditional Asset Managers NSAM Average of Range High of Range

NRF Post - Spin 2014 Annualized Projected CAD (8) $Amount Per Share 2014 gross cash available for distribution $605 – $618 $ 1.53 – $1.56 less: corporate debt and preferred costs $115 - $120 $ 0.29 - $0.30 less: cash G&A and management fees $167 - $173 $ 0.42 – $0.44 2014 annualized post - spin projected CAD * $312 – $336 $0.79 – $0.85 Q1 2014 CAD payout ratio 89% * See reconciliation to net income (loss) attributable to common stockholders at the end of the presentation. 11 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 PE Investment III Aerium GP Interest CDO management & other fees NRF owned CDO bonds coupon income NRF owned security CDO bonds discounts NRF owned loan CDO bonds discounts RXR investment CRE CDO equity distributions PE Investment II PE Investment I 2011 - 2014 loan investments & other Real estate (Amounts in millions, except per share data )

12 NRF Post - Spin 2014 Annualized Projected CAD (9) NRF CAD/Share of $0.79 - $0.85 Post - spin 2014 annualized CAD following payment of fees and expected allocated expenses New loan originations 29% CDO equity distributions 9% Real estate & RE PE investments 62% % of Post - Spin 2014 Annualized Projected CAD: Equity REITs 4 - 5% Current Dividend Yield of Peer Group: New CRE Finance REITs 6 - 8% Legacy CRE Finance REITs 7 - 10% NRF Blended Implied Yield <6% * CAD per share amounts based on 395 million fully diluted shares outstanding, which (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as - converte d basis. □ Projected NRF CAD assumes approximately $100 million of uninvested cash

0x 10x 20x Commercial Mortgage REITs Equity REITs Average Earnings Multiples $9.32 $16.20 13 NRF Value Proposition (10) Commercial Mortgage REITs and Equity REITs Hypothetical implied share price assuming post - spin 2014 annualized projected CAD per share for NRF of $0.82 NRF will continue to be a leading commercial real estate platform with a proven track record of investing across real estate sectors and capital structures NRF Based on average multiples

14 2014 NRF Investments (11) □ Year - to - date, NRF committed to $2.7 billion of diversified CRE investments with an expected current yield on equity of approximately 14% 2014 Investments Year-to-Date Through May 9, 2014 ($ in millions) Assets Invested Equity Expected Current Yield Potential Upside Real estate portfolio 2,467$ 738$ 14% x CRE loans 176 166 16% x Opportunistic 79 76 10% x Total / weighted average 2,722$ 980$ 14% Investments - NRF non-traded REITs 518 284 Total Investments 3,240$ 1,264$

ALF, 58% SNF, 40% ILF & MOB, 2% ($ in millions) Total Portfolio Number of properties 167 Number of beds 14,090 NOI 148$ Cost basis 1,629$ 15 □ $1.6 billion healthcare portfolio ▪ Partnership with Jay Flaherty, former CEO of HCP, Inc. ▪ Primarily net leased to operators with certain properties owned through RIDEA structure providing for participation in cash flow upside ▪ 9.1% implied capitalization rate at cost basis (based on operator NOI) NRF Real Estate Portfolio – Healthcare (12) Healthcare by Property Type (Cost Basis)

($ in millions) Total Portfolio Number of communities 119 Number of pad rental sites 27,694 NOI 103$ Cost basis $1,486 NOI related to: Pad rental sites 91% Other 9% WA occupancy 87% 16 □ $1.5 billion manufactured housing portfolio ▪ Over 27,000 pad rental sites ▪ 6.9% implied capitalization rate at cost basis ▪ Sector has historically demonstrated low cash flow volatility, steady year over year rent increases and low capex NRF Real Estate Portfolio – Manufactured Housing (13) Manufactured Housing by Geographic Location (NOI) Colorado, 31% Florida, 19% Utah (Salt Lake City), 19% Texas, 8% New York, 6% Kansas, 6% Wyoming, 6% Other, 5%

17 NRF Real Estate Portfolio – Innkeepers Hotel Portfolio Acquisition □ NRF entered a contract to acquire $1 billion “Innkeepers” hotel portfolio ▪ 47 upscale extended stay and premium branded select service hotels (approximately 6,100 keys) ▪ Joint venture partner is Chatham Lodging Trust (NYSE: CLDT) ▪ 83 % affiliated with Marriott or Hilton; 30 hotels are branded with consistently top ranked Marriott Residence Inn name (represents 64% of portfolio) ▪ 60% are “First Generation” locations ▪ Two - thirds of hotels located in costal, top MSA markets ▪ NRF’s purchase price reflects an approximate 20% discount to estimated portfolio - wide replacement cost

18 NRF Real Estate Portfolio – Other (14) □ $781 million predominately triple net leased office, retail and industrial portfolio ▪ 7.9% implied capitalization rate at cost basis □ $368 million multifamily portfolio with over 4,500 units ▪ 6.5% implied capitalization rate at cost basis Net Lease by Property Type (Cost Basis) Net Lease by Geographic Location (Cost Basis) Multifamily by Geographic Location (Cost Basis) Florida, 24% Georgia, 23% Tennessee, 21% Arizona, 17% Pennsylvania, 10% Texas, 5% Office, 40% Retail, 8% Industrial, 52% West, 32% Midwest, 31% Southeast, 17% Northeast, 8% Mid - Atlantic, 7% Southwest, 5%

19 NRF New Loan Originations (15) □ $1.0 billion of invested equity in new loans in 2012 - 2014 ▪ 92% directly originated □ $1.4 trillion of loan maturities expected over the next four years: $0 $100 $200 $300 $400 2014 2015 2016 2017 ($ in billions) Commercial Banks, Savings Institutions Insurance Companies GSE's & Fed Related Mortgage Pools CMBS » Originated Loan Example ▪ Overview : NRF directly originated a $255 million loan secured by the Milford Plaza hotel located in Times Square, New York City ▪ Return on Equity : Initial current yield on equity of 12.5% with a 35% interest in the hotel and retail component of the hotel, pro - rata with NorthStar Income

20 Aerium Investment / European Investments □ NRF committed to acquire a minority interest in Aerium Group (“Aerium”) for € 50 million in connection with expanding internationally □ Aerium, established in 1988, is a pan - European commercial real estate investment manager headquartered in Luxembourg with 6 offices throughout Europe □ Aerium manages € 6.2 billion of real estate assets across 12 countries and employs over 180 professionals ▪ Certain members of the Aerium team will be providing services to NSAM □ NRF expects to enter into a joint venture with Aerium to evaluate and source real estate acquisitions across Europe including the following: ▪ Strong, cash yielding assets in established locations at favorable investment basis compared to historical values and replacement costs; ▪ Established assets in good locations with active asset management by our partners’ at Aerium; and ▪ Value - add investment opportunities

21 European Debt Opportunities □ Banks were the primary source of CRE lending in Europe before the financial crisis and rapidly withdrew from the market □ The other major source of European CRE debt, CMBS, also closed during the financial crisis □ Bank lending in Europe has started to return, although limited by stricter capital requirements, deleveraging and higher funding costs □ This creates opportunities for alternative lenders resulting in a more diversified CRE debt landscape which more closely resembles the U.S. market □ The changing lender landscape presents a compelling opportunity for NorthStar to enter the European debt market and rapidly capture market share ▪ NorthStar is well positioned to compete given its flexibility of capital, real estate expertise and local strategic partnership with Aerium ▪ Lending initiatives will focus on both new acquisitions and refinancing and may include: ▪ Stretch - senior and mezzanine loan opportunities focused on prime assets in core markets; ▪ Senior loan opportunities in periphery markets where liquidity remains relatively constrained; and ▪ Acquisitions of loans from European financial institutions

22 NRF PE Investments (16) PE Investment I: » $282 million equity » Acquired from TIAA - CREF Potential Return Matrix on NRF Investment Consolidated Fund IRRs From Reported 9 - 30 - 12 NAVs 5% 10% 15% 20% Resulting NRF IRR 8% 18% 27% 37% Resulting Recovery as a Percentage of Cost of Underlying Assets (Including Income) 86% 100% 121% 141% Priority returns and structure expected to enhance long - term IRR and resulting profits 85% / 15% NRF receives 85% of all cash distributions from the Funds until NRF receives a 1.5x multiple on its invested capital Liquidation at June 30, 2012 NAV = $430 million of distributions to NRF PE Investment II: » $353 million equity » Acquired from NJDOI » Partnered with Goldman Sachs Asset Management

($ in millions) PE Investment I PE Investment II PE Investment III Number of funds 49 24 8 Number of general partners 26 15 4 Initial NAV 802$ 910$ 80$ Closing NAV as a percentage of net cost 66% 74% 119% Reported NAV growth 18% 11% 7% Underlying assets, at cost 25,300$ 25,800$ 3,300$ Implied leverage 48% 34% 50% Expected remaining future capital contributions 14$ 15$ 2$ West 21% Primarily Various U.S. 17% Northeast 11% Europe 11% Southeast 11% Midwest 9% Mid - Atlantic 8% Cash 8% Asia 4% Office 22% Multifamily 18% Lodging 13% Residential/ Condo 8% Cash 8% Retail 7% Land 6% Debt 5% Industrial 4% Financial Services 4% Operating Companies 2% Healthcare 2% Other 1% 23 NRF PE Investments (17) PE Investments by Underlying Geographic Location (NAV as of December 31, 2013) PE Investments by Underlying Investment Type (NAV as of December 31, 2013)

$- $100 $200 $300 $400 $500 $600 $700 ($ in millions) 24 □ As of May 9, 2014, principal proceeds NRF could receive from our owned CDO bonds is $611 million, of which $477 million were repurchased at significant discounts to par and had a WA original credit rating of A Potential realizable cash flow of $319 million Purchase price of $158 million (67% discount to par) NRF Owned CDO Principal $611 million Repurchased at Discounts $477 million NRF CDO Bonds Repurchased (18)

Seasoned Executive Team



Name	Position	Yrs of Exp	Relevant Background
David T. Hamamoto	Chairman and Chief Executive Officer	30	▪ NorthStar Capital - Co-Founder ▪ Goldman, Sachs & Co. - Co-Founder and Partner of Real Estate Principal Investment (Whitehall Funds)
Albert Tylis	President	16	▪ Bryan Cave / Robinson Silverman - Senior Attorney ▪ ASA Institute - Director of Corporate Finance and General Counsel
Daniel R. Gilbert	Chief Investment and Operating Officer; CEO - Non-Traded REIT Business	20	▪ NorthStar Capital - Head of Mezzanine Lending Business ▪ Merrill Lynch - Group Head in Global Principal Investment and Commercial Real Estate
Debra A. Hess	Chief Financial Officer	28	▪ Newcastle Investment Corp. - Chief Financial Officer ▪ Fortress Investment Group - Managing Director ▪ Goldman, Sachs & Co. - Vice President, Manager of Financial Reporting
Ronald J. Lieberman	Executive Vice President and General Counsel	19	▪ Hunton & Williams - Partner, Real Estate Capital Markets ▪ Skadden, Arps, Slate, Meagher and Flom - Associate, Corporate and Securities
Daniel D. Raffe	Executive Vice President and Head of Portfolio Management	25	▪ GE Business Property - Head of East and Midwest real estate acquisitions ▪ Cushman & Wakefield - Managing Director, Real Estate Capital Markets
Steven B. Kauff	Executive Vice President Structuring and Tax	27	▪ NorthStar Capital - Structuring and Tax ▪ Arthur Anderson - Real Estate & Hospitality, Tax Consulting ▪ Price Waterhouse - Real Estate Industry, Tax Consulting
Robert S. Riggs	Managing Director	26	▪ Olympus Real Estate Partners - Partner ▪ GE Capital Realty Group - COO and EVP of Equity Investing

25

26 Appendix □ Non - Traded REIT Industry New Capital □ Repurchased CDO Bond Example □ 2013 Financing Transaction □ Reconciliation of Post Spin 2014 Annualized Projected Cash Available for Distribution for NRF and NSAM □ Presentation Endnotes

$- $5 $10 $15 $20 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Public Non - Traded REIT Industry 2003 - 2013 Annual Fundraising ($ in billions) 27 Non - Traded REIT Industry New Capital (19)

28 Repurchased CDO Bond Example (20) NRF CRE Debt CDO: ($ in millions) Asset Types Bond Classes Class Original Rating Economic Credit Support Current Principal Amount A1A AAA 56% $41 A1R AAA 56% 167 A2A AAA 73% 243 Example Investment A2B AAA 56% 125 Economic Credit B AA 45% 83 Support to Class D Purchase class: D C A+ 36% 62 $242 million Price paid: 34% D A 32% 30 Assumed WAL: 5 years E A- 28% 30 Expected IRR: 20%+ F BBB+ 25% 27 G BBB 20% 33 H BBB- 16% 31 Below investment grade bonds 121 Original deal size: $1.3 billion First Mortgages, 94% CMBS & Other Securities, 3% Junior Participations, 3%

$- $100 $200 $300 $400 $500 $600 ($ in millions) 29 2013 Financing Transaction □ Experienced accessing structured finance markets ▪ Sponsored 9 CDOs totaling approximately $4 billion of issued IG rated notes ▪ 2012: $351 million financing transaction (NorthStar and NorthStar Income) ▪ 2013: $532 million financing transaction (NorthStar Income) $383 million of IG bonds Retained Interest » WA coupon of L + 2.68% x Permanent financing x Non - recourse x Non - mark - to - market x Low - cost x Flexible structure with “ramp” cash for investment 2013 NorthStar Income Financing Transaction

30 Reconciliation of NRF Post - Spin 2014 Annualized Projected CAD (21) Reconciliation of NRF Projected Cash Available for Distribution ("CAD") (Amount in millions except per share data) Post-Spin 2014 Annualized Projected CAD Net income (loss) attributable to common stockholders 100$ - 123$ Non-controlling interest in Operating Partnership 3 - 4 Subtotal 103 - 127 Adjustments: Depreciation and amortization items 200 - 200 N-Star CDO bond discounts 13 - 13 Distributions to joint venture partners (4) - (4) - Projected CAD 312$ - 336$ Projected CAD per share 0.79$ - 0.85$

31 Reconciliation of NSAM Post - Spin 2014 Annualized Projected CAD (22) Reconciliation of NSAM Projected Cash Available for Distribution ("CAD") (Amount in millions except per share data) Post-Spin 2014 Annualized Projected CAD Net income (loss) attributable to common stockholders 107$ - 115$ Adjustments: One-time spin-off transaction costs 19 - 19 Equity-based compensation - - - Projected CAD 126$ - 134$ Projected CAD per share 0.32$ - 0.34$

32 Presentation Endnotes 1. Overview of NRF a. Assets under management include assets underlying deconsolidated debt CDOs, the $1.1 billion healthcare real estate portfolio acquired in May 2014, the $996 million hotel portfolio NRF entered into an agreement to acquire subsequent to the first quarter 2014 ( including estimated closing costs) and the $406 million industrial portfolio NRF entered into an agreement to invest in subsequent to the first quarter 2014 . b. NRF paid its first common dividend in April 2005. 2. NRF Consistent Outperformance a. Compounded Annual Total Return : Based on price performance including reinvestment of dividends. Commercial Mortgage REITs includes the average of companies that had their IPO prior to the recent financial crisis including ABR, NCT, RAS and STAR. b. Total Return Outperformance : Commercial Mortgage REITs include average of ABR, ARI, CLNY, NCT, RAS, STAR and STWD. Data source: FactSet 3. NRF Asset Management Contract a. RXR Realty: NSAM is entitled to a base management fee equal to the greater of: (a) $10 million per year or (b) for the applicable quarter, the portion of distributable cash flow from NRF’s equity interest related to the asset management business of RXR Realty. b. Aerium GP Interest: NSAM is entitled to a base management fee equal to the greater of: (a) $10 million per year or (b) for th e applicable quarter, the portion of distributable cash flow from NRF’s equity interest in the Aerium GP Interest. c. The incentive fee will be appropriately adjusted from time to time to take into consideration the effect of any stock split, reverse stock split or stock dividend, including the 1 - for - 2 reverse stock split of NRF common stock that NRF expects to effect in connection with and immediately prior to the consideration of the spin - off. 4. Non - traded REIT Asset Management Contract a. Gross Assets represent principal amount funded or allocated for debt investments originated or acquired and the cost of all other investments, including expenses and any financing attributable to such investments, less any principal received on debt and securities investments (or our proportionate share thereof in the case of an investment made in a joint venture). b. Incentive Payments: The Healthcare Strategic Partnership will be entitled to any incentive fees earned from managing NRF Healthcare, of which NSAM will be entitled to receive its proportionate share of the 15% of net cash flow after a 6.75% return.

33 Presentation Endnotes (continued) 5. NSAM Post - Spin 2014 Annualized Projected CAD a. NSAM CAD per share : i. Assumes the proposed spin - off of NSAM is completed during the second quarter 2014. Assumes $800 million of non - traded REIT capital raised during 2014. ii. CAD per share amounts include common shares, LTIP units, deferred LTIPs and RSUs not subject to performance hurdles outstanding as of May 22, 2014 and (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as converted basis. Total 2014 weighted average shares equals approximately 395 million. iii. Assumes for NSAM approximately $60 million of post - spin 2014 annualized cash G&A expenses and CAD based on an effective tax rate of approximately 20%. 6. NorthStar Asset Management Comparable a. P/E multiples are based on stock closing prices as of May 20, 2014 and most comparable reported earnings metric to NRF’s reported CAD based on analyst consensus for 2014 estimates for MLP GPs, Small Traditional Asset Managers and Real Estate Asset Managers, and represent the median of each group. b. Altisource Asset Management (AAMC) based on average projected 2014 gross incentive fees from Wall Street Research on Altisource Residential Corp. (RESI) and most recently reported shares outstanding for AAMC. c. MLP GPs include AHGP, ATLS, ETE, NSH, TRGP and WGP. d. Small Traditional Asset Managers include APAM, CLMS, GBL, PZN and VRTS. e. Real Estate Asset Managers include ASPS, BAM and CNS. Data source: FactSet 7. NSAM Value Proposition a. Asset Managers includes AAMC, MLP GPs, Small Traditional Asset Managers and Real Estate Asset Managers included on page 9 . Average multiple is based on average for each group and for AAMC reflects the minimum multiple of 35x. b. Average earnings multiples predominately based on consensus 2014 earnings estimates and stock closing prices as of May 20, 2014. The most comparable reported earnings metric to NRF’s reported CAD based on analyst consensus for 2014 estimates are used for presentation purposes and should not be considered as an alternative to NRF reported CAD. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Data source: FactSet

34 8. NRF Post - Spin 2014 Annualized Projected CAD: Assumes the spin - off completed during the second quarter 2014. Constitutes forward - looking information based on data as of May 22, 2014. Actual CAD and each individual line item presented herein could vary significantly from the projections presented. a. Real estate : Includes current healthcare, manufactured housing , office, retail and multifamily investments and the $1.1 billion healthcare real estate portfolio acquired in May 2014, the $996 million hotel portfolio NRF entered into an agreement to acquire subsequent to the first quarter 2014 and the $406 million industrial portfolio NRF entered into an agreement to inves t i n subsequent to the first quarter 2014 and projected investments with current availability. b. 2011 - 2014 loan investments & other : Represents actual investments primarily made during 2011 through May 22, 2014 and projected investments with current availability . c. NRF owned loan and security CDO bond discounts : Annual accretion on an effective yield basis based on expected maturity and recovery of each CDO bond. d. Corporate debt and preferred costs : Based on corporate debt and preferred stock outstanding as of May 22, 2014 and (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as - converted basis. e. Cash G&A and management fees : Excludes any equity - based compensation and certain non - recurring items. f. Per share data : Includes common shares, LTIP units, deferred LTIP units and RSUs not subject to performance hurdles outstanding as of May 22, 2014 and (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as - converted basis. Total 2014 weighted average shares equals approximately 395 million . 9. NRF Post - Spin 2014 Annualized Projected CAD a. NRF CAD per share : i. Assumes the proposed spin - off of NSAM is completed during the second quarter 2014 . ii. CAD per share amounts include common shares, LTIP units and RSUs not subject to performance hurdles outstanding as of May 22, 2014 and (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as converted basis. Total 2014 weighted average shares equals approximately 395 million. b. Percentage of 2014 projected CAD : Based on NRF post - spin 2014 annualized projected gross CAD included on page 11, excluding discount and coupon income on NRF owned CDO bonds, NRF’s equity interest in RXR Realty, NRF’s equity interest in the Aerium GP interest, and senior CDO management fees. c. Dividend yield of peer group : Based on management’s estimation of current dividend yields for comparable companies for equity REITs, new CRE - finance REITs and legacy CRE - finance REITs. d. NRF blended implied yield : Based on midpoint of dividend yields of peer group weighted by applicable percentage of NRF’s post - spin annualized 2014 projected gross CAD, excluding discounts and coupon income on NRF owned CDO bonds. Presentation Endnotes (continued)

35 10. NRF Value Proposition a. Commercial mortgage REITs include ABR, ARI, BXMT, CLNY, NCT, RAS and STWD. b. Equity REITs composite of the FTSE NAREIT U.S. Real Estate Index. c. Average earnings multiples predominately based on consensus 2014 earnings estimates and stock closing prices as of May 20, 2014. The most comparable reported earnings metric to NRF’s reported CAD based on analyst consensus for 2014 estimates are used for presentation purposes and should not be considered as an alternative to NRF reported CAD. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Data source: FactSet 11. 2014 NRF Investments a. Expected Current Yield: Management provides no assurances that the weighted average life or cash flow of investments will be consistent with management’s expectations or that the CDO bond repurchases, CRE loans or other investments, will payoff at par, if at all. Actual results could differ materially from expectations. 12. NRF Real Estate Portfolio – Healthcare a. Includes a $1.1 billion healthcare real estate portfolio NRF acquired in May 2014. b. NOI represents trailing twelve month actual net operating income at the property level for properties that NRF owned for a period greater than twelve months. For the $1.1 billion portfolio that NRF acquired in May 2014, NOI represents projected fir st year net operating income at the property level. c. NRF’s portion of the projected NOI of $148 million is expected to be approximately $125 million based on base rent from net leased properties and NOI from operating properties. 13. NRF Real Estate Portfolio – Manufactured Housing a. NOI represents trailing twelve month actual net operating income for communities owned by NRF for a period greater than twelve months and annualized actual net operating income from acquisition date through March 31, 2014 for communities owned by NRF for less than twelve months. Also includes rent from pad sites and homes and interest from seller financing. b. Cost basis excludes pre - funded capital expenditures and our partner's subordinate capital. 14. NRF Real Estate Portfolio – Other a. Includes the $406 million industrial portfolio NRF entered into an agreement to invest in subsequent to the first quarter 201 4. b. Implied capitalization rates for net lease portfolios represents annualized Q1 2014 property level NOI for properties that NR F owned for a period greater than twelve months, projected first year net operating income at the property level for the $406 million industrial portfolio NRF entered into an agreement to invest in subsequent to the first quarter 2014 and trailing twe lve month actual NOI for properties owned by NRF for a period greater than twelve months and annualized actual NOI from acquisition date through March 31, 2014 for properties owned by NRF for less than twelve months for multifamily portfolios over a percentage of NRF’s cost basis in each respective portfolio . Presentation Endnotes (continued)

36 15. New Loan Originations a. Invested equity primarily relates to loan investments made in 2012 through May 22, 2014. b. Expected loan maturities: Source: Barclays Capital U.S. Securitization Research: CMBS - Scaling the maturity wall 8/16/13. Complied using data from US Federal Reserve, FDIC and Barclays Capital c. Milford Loan example: NRF funded $109 million and NorthStar Income funded $146 million. 16. PE Investment II a. NJDOI : Pension Fund E, a common trust fund created under New Jersey statute. b. IRRs represent return projections beginning from reported September 30, 2012 NAV of $ 910 million including potential capital calls from the funds and returns on such capital. These returns are hypothetical and illustrative only. Returns assume approximate 4 year weighted average life and 9 year total life of the investment. Actual returns could be materially differen t and consolidated fund IRRs could be negative. 17. PE Investments: Based on financial data reported by the underlying funds as of December 31, 2013, except as otherwise noted. a. Closing NAV as a percentage of net cost : Net cost represents total funded capital less distributions received. For PE Investment I, excludes any distributions in excess of contributions for funds, which represented 4% of reported NAV. b. Reported NAV growth : For PE Investment I and II is measured from the agreed upon reported NAV at date of acquisition, or Initial NAV. The reported NAV growth for PE Investment III is annualized based on two quarters of reported income from the Initial NAV . c. Implied leverage : Represents implied leverage for funds with investment - level financing, calculated as debt divided by assets at fair value. d. Expected remaining future capital contributions : Represents the amount of expected future capital contributions to funds as of March 31, 2014. 18. CDO Bonds Repurchased a. NRF owned CDO principal amount of $611 million represents maximum principal amount NRF can receive. There is no assurance that NRF will receive that maximum amount. b. Shaded portions represent a range of potential recovery with the high end representing the maximum principal amount recoverable. 19. Source: Robert A. Stanger & Co., Inc. 20. Repurchased CDO Bond Example a. Based on remittance report issued on date nearest to December 31, 2013 and chart excludes cash. b. Economic credit support represents the principal amount of assets less the principal amount of liabilities. c. Below investment grade bonds include original BB bonds, equity notes and excess collateralization . Presentation Endnotes (continued)

37 21. Reconciliation of NRF Projected Post - Spin Annualized 2014 Projected CAD a. CDO bond discounts : For CAD, discount on CDO bonds are accreted on an effective yield basis based on expected maturity and recovery of each CDO bond. b. Depreciation and amortization items : Projected 2014 CAD includes depreciation and amortization of $ 160 million; straight - line rental income of $(4) million; amortization of above/below market leases of $(4) million; amortization of deferred financing costs of $8 million; amortization of discounts on financings and other of $10 million; and amortization of equity - based compensation of $30 million. c. Projected CAD per share : Includes common shares, LTIP units, deferred LTIP units and RSUs not subject to performance hurdles outstanding as of May 22, 2014 and (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as - converted basis. Total 2014 weighted average shares equals approximately 395 million. 22. Reconciliation of NSAM projected Post - Spin A nnualized 2014 Projected CAD a. Equity - based compensation : NSAM is expected to have equity - based compensation expense, however, the amount is not determinable at this time. b. Projected CAD per share: Includes common shares, LTIP units, deferred LTIP units and RSUs not subject to performance hurdles outstanding as of May 22, 2014 and (i) assumes the newly issued 3.0% senior notes are refinanced at its September 2014 maturity date and (ii) reflects all other outstanding exchangeable notes on an as - converted basis. Total 2014 weighted average shares equals approximately 395 million. Presentation Endnotes (continued)

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